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                                  EXHIBIT 24(2)

                         CONSENT OF ARTHUR ANDERSEN LLP

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made part of this Registration Statement on Form S-4.

                                             ARTHUR ANDERSEN LLP

December 8, 1997